UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02                                           Unregistered Sales of Equity Securities.

On February 1, 2019, ReShape Lifesciences Inc. (the “Company”) entered into an exchange agreement with Sabby Volatility Warrant Master Fund, Ltd. pursuant to which Sabby exchanged an aggregate of 1,192,000 shares of common stock, par value $0.01 per share (the “Common Stock”), for an aggregate of 1,192,000 shares of series E convertible preferred stock, par value $0.01 per share, of the Company (the “Series E Preferred Stock”). Each share of Series E Preferred Stock will initially be convertible into one share of Common Stock at Sabby’s election. The Series E Preferred Stock includes a provision which limits the holder’s right to convert shares of Series E Preferred Stock into Common Stock such that its beneficial ownership may not exceed 9.99% of the Company’s outstanding Common Stock. The issuance of the shares of Series E Preferred Stock, including the shares of Common Stock issuable upon conversion of the Series E Preferred Stock, to Sabby in the exchange was made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2019, the Company filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Certificate of Designation”), that created its new Series E Preferred Stock, authorized 1,192,000 shares of Series E Preferred Stock and designated the preferences, rights and limitations of the Series E Preferred Stock. The terms of the Series E Preferred Stock are set forth in the Certificate of Designation, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: February 1, 2019